Exhibit 99.1


                                CONSENT AGREEMENT

                  This Consent Agreement (this "Agreement") is made as of May 16, 2002 by and among Joshua Tree Construction, Inc., with an address at 3635 Boardman/Canfield Road, Canfield, OH 44406 ("Joshua") and Keith Frankel, an individual residing at 87 Brookside Terrace, North Caldwell, New Jersey, 07006 and Melvin Simon, an individual residing at 115 W. Washington St., Indianapolis, In. 46204 (individually "Frankel" or "Simon" or collectively the "Secured Party").

                  Reference is hereby made to the Debt (as defined below) evidenced by, among other things, the Stock Purchase Agreement dated as of March 15, 2002 by and among Joshua and the Secured Party (the "SPA"), the Notes, the Guaranties, the Reimbursement Agreements, the Security Agreements, and the Pledge Agreements and all other transaction documents executed in connection therewith (collectively, the "Transaction Documents"). All capitalized terms used in this Agreement which are not defined herein, but which are defined in or by reference in the SPA, shall have the same meanings herein as therein.

                  Joshua acknowledges and agrees that certain defaults and Events of Default have occurred and are continuing as a result of Joshua's failure to comply with certain terms of the Transaction Documents, including without limitation, failure to make the payments required under the SPA and the Notes. Joshua further acknowledges and agrees that as a result of those defaults and Events of Default, the Secured Party is electing and does hereby accelerate the payment in full of all of Joshua's Debt and/or other obligations to the Secured Party under the Transaction Documents. Joshua acknowledges and agrees that the Secured Party has no obligation to make additional loans or otherwise extend credit to Joshua under the Transaction Documents or otherwise. The parties have determined that it is in their best interests to enter into this Agreement providing for the consenual and orderly: a) transfer of the Collateral (used herein as defined in the Pledge Agreements) to the name of Secured Party and b) taking of such Collateral in satisfaction of the Debt.

                  The parties hereby agree to enter into this Agreement upon the following terms and conditions:

                  1. RATIFICATION OF EXISTING AGREEMENTS. All of Joshua's debt and other obligations, indebtedness and liabilities to the Secured Party as evidenced by or otherwise arising under the Transaction Documents (the "Debt") are, by Joshua's execution of this Agreement, ratified and confirmed in all respects by Joshua. In addition, by Joshua's execution of this Agreement, Joshua represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such Debt and other obligations, indebtedness and liabilities. Joshua acknowledges that the lien and security interest securing Joshua's Debt and other obligations to the Secured Party constitutes a valid first priority perfected lien and security interest in the Collateral, including without limitation, all of the issued and outstanding shares of capital stock of American Health & Diet Centers, Inc. ("Company").

                  2. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by Joshua in the Transaction Documents are true and correct on the date hereof as if made on


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and as of the date hereof.  Joshua  represents  and warrants that this Agreement has been duly authorized and executed and is valid, binding and enforceable against Joshua in accordance with its terms.

                  3. EXERCISE OF RIGHTS PURSUANT TO PLEDGE AGREEMENTS. Joshua hereby irrevocably covenants and agrees with the Secured Party to the: a) transfer of the Collateral into the name of the Secured Party and b) taking of such Collateral in satisfaction of the Debt, free and clear of any and all liens, security interests and encumbrances of any nature whatsoever. The parties acknowledge and agree that following this consensual transfer and taking, all ownership or other interest in the Collateral shall be vested solely in the Secured Party, and Joshua will have no interest in the Collateral whatsoever. The parties acknowledge and agree that the Debt shall be deemed satisfied; provided however that in the event the Secured Party is later required to re-deliver all or any part of the Collateral to Joshua, then the Debt shall not be deemed so satisfied and shall be reinstated in full.

                  4. RELEASE OF WARRANTS AND OPTIONS. The Parties hereby acknowledge and agree that the Warrants and Options shall be deemed void and of no effect and the Secured Party hereby relinquishes any and all rights to such Warrants and Options as applicable.

                  5. MANUFACTURING AGREEMENT. The Secured Party hereby consents to the execution of the Manufacturing Agreement in the form attached hereto, by Vitaquest International, Inc., a New Jersey Corporation, the Company and Joshua.

                  6. FURTHER ACTIONS/POWER OF ATTORNEY Joshua shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Secured Party may reasonably request, in each case further to effect the purposes of this Agreement. Joshua hereby irrevocably appoints Secured Party and each of its designees and assignees, and the designated officers of such designees and assignees, as each of Joshua' true and lawful attorneys-in-fact, with full power of substitution, to do all acts and things which the Secured Party may reasonably deem necessary to effectuate the terms of this Agreement. Secured Party agrees to provide copies of Company financial statements in their possession as requested by Joshua for the period from the execution of the Transaction Documents through the date hereof as may be required by law.

                  7. EXPENSES. Joshua agrees to pay to the Secured Party upon demand an amount equal to any and all out-of-pocket costs or expenses (including legal fees (including allocable costs of staff counsel) and disbursements) hereafter incurred or sustained by the Secured Party in connection with the preservation of or enforcement of any rights of the Secured Party under this Agreement and the Transaction Documents, and at law or in equity or in respect of any of Joshua's other debts or other obligations to the Secured Party.

                  8. RELEASE OF SECURED PARTY. Joshua acknowledges and agrees that any or all of Secured Party's obligations to Joshua under any of the Transaction Documents or otherwise, including without limitation any obligations of the Secured Party arising under the SPA or the Consulting Agreement, shall immediately terminate and shall be of no force or effect. By execution of this Agreement, Joshua acknowledges and confirms that it does not have any offsets, defenses or claims against the Secured Party, the Company, Vitaquest International, Inc., or any of their


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subsidiaries,  affiliates,  officers,  directors,  employees, agents, attorneys, successors and assigns, both present and former whether asserted or unasserted. To the extent that it may have such offsets, defenses or claims, Joshua and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, as applicable, release and forever discharge the Secured Party, the Company, Vitaquest International, Inc., and their subsidiaries, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively the "Secured Party Affiliates") of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, known and unknown in law or in equity which against the Secured Party and/or Secured Party Affiliates they ever had, now have or which Joshua's successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, both present and former ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, known or unknown, contemplated or anticipated.

                  9. VOLUNTARY AGREEMENT. Joshua represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and have voluntarily and without coercion or duress of any kind, entered into this Agreement and the documents executed in connection with this Agreement.

                  10. ENTIRE AGREEMENT; BINDING AFFECT; NOTICES. This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties except as set forth herein. This Agreement will inure to the benefit and bind the respective heirs, administrators, executors, representatives, successors and permitted assigns of the parties hereto. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be sent to the addresses of the parties set forth above.

                  11. SEVERABILITY/HEADINGS. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable. All headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.


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                  12. GOVERNING LAW. This Agreement is executed and delivered in the State of New Jersey and it is the desire and intention of the parties that it be in all respects interpreted according to the laws of the State of New
Jersey.   Joshua   specifically  and  irrevocably   consents  to  the  exclusive
jurisdiction and venue of the federal and state courts of the State of New Jersey with respect to all matters concerning this Agreement or the enforcement of any of the foregoing. Joshua agrees that the execution and performance of this Agreement shall have a New Jersey situs and accordingly, Joshua consents to personal jurisdiction in the State of New Jersey.

                  13. COUNTERPARTS/AMENDMENT. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the parties against whom enforcement of the change, wavier, discharge or termination is sought.

                  14. WAIVER OF JURY TRIAL. JOSHUA KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE UNDERLYING TRANSACTIONS. JOSHUA CERTIFIES THAT NEITHER THE SECURED PARTY NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

KEITH FRANKEL

/s/ Keith Frankel
-----------------

MELVIN SIMON

/s/ Melvin Simon
-----------------


JOSHUA TREE CONSTRUCTION, INC.

By /s/ Daniel Hoyng
   ----------------
Its President
    ---------------
    Duly Authorized